Date of Grant: February 4th , 1992

                           RIVERSIDE GROUP, INC
                   NONOUALIFIED STOCK OPTION AGREEMENT


Kenneth M. Kirschner
10 West Adams Street
Jacksonville, Florida  32202

Dear Mr. Kirschner:

     Pursuant to the Riverside Group, Inc. Nonqualified Stock Option Plan (the "Plan") adopted by Riverside Group, Inc. (the "Corporation") on November 19, 1985, you are hereby notified that the Nonqualified Stock Option Committee of the Corporation (the "Committee") administering the Plan has granted you an option to purchase stock of the Corporation.

     The option granted to you is to purchase 30,000 shares of the $0.10 par value Common Stock of the Corporation ("Common Stock") at the price of
$7.25  per share, subject to the terms and conditions herein expressed.   The
date of grant of this option is the date of this notice, and it is the determination of the Committee that on this date the fair market value of Common Stock is no less than $7.25 per share.

     A copy of the Plan is available at the Corporation's offices during normal business hours for your review, and you can request a copy of the Plan for no charge from the Corporation's Secretary. This option is subject to and governed by the terms of the Plan and any amendments thereto and the terms thereof are hereby incorporated by reference.

     This option is in all respects limited and conditioned as provided in the Plan, and the following:

     a. Subject to the provisions of paragraph b hereof, this option may be exercised by you, but only by you during your lifetime, at anytime during the period beginning on the date of grant and ending the date three months after the date you no longer are an employee or director of the Corporation or an affiliate thereof.

     b. If you become totally and permanently disabled while this option is exercisable by you, this option may be exercised by you at any time prior to the date one year after the date of your disability. If you die while this option is exercisable by you, this option may be exercised by the personal representative of your estate, or by the person to whom such right devolves from you by reason of your death, at any time the date one year after the date of your death. The number of shares for which this option is exercisable after your death or disability shall be the same as the number for which this option was exercisable on the date of your death or the date your disability commenced.

     c. Notwithstanding anything to the contrary contained herein, whether this option is exercised by you or by any other party, including your personal representative or heirs after your death, this option must be exercised, if at all, within ten years from the date of grant.

     d. This option is nontransferable, other than in the case of your death according to the terms of your will or the provisions of applicable laws of descent and distribution.

     e. In the event that the right to exercise this option is passed by reason of your death to the personal representative of your estate, or to a person to whom such right devolves by reason of your death, then this option shall be nontransferable in the hands of the personal representative or of such person except that this option may be distributed by the personal representative or administrator to the distributees of your estate as a part of your estate.

     f. This option is subject to the requirement that if at any time the Board of Directors of the Corporation shall determine, in its sole discretion, that the listing,registration or qualification of the shares of Common Stock subject to this option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of this option or the issue or purchase of shares under this option, this option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Board of Directors of the Corporation.

     g. You agree to make an election under Section 83(b) of the Internal Revenue Code of 1986 (as amended from time to time) and if the Corporation determines that the Corporation or one of its affiliates may be obligated to withhold for taxes in connection with the exercise of this option or the disposition of the shares of Common Stock received thereunder, you shall pay the Corporation such amount as it determines is necessary to satisfy such withholding obligation and the Corporation agrees the amount paid shall be used to satisfy the withholding of tax obligation.

     h. In the event of an increase or decrease in the number of shares of Common Stock outstanding resulting from a subdivision or consolidation of shares or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Corporation, the number of shares of Common Stock covered by this option and the price per share thereof shall be equitably adjusted by the Committee to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates. In the event of the sale by the Corporation of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, consolidation or liquidation of the Corporation, the Committee may at the time of adoption of the plan for sale, merger, consolidation or liquidation provide for an acceleration of the exercise date of this option, for the complete termination of this option or for the continuance of this option only to the extent that it is exercisable as of the date of adoption by the Corporation's Board of Directors of such plan; provided, however that if the Committee provides for continuance of this option, the Committee shall give you either (i) a reasonable time within which to exercise this option prior to the effectiveness of such sale, merger, consolidation or liquidation, or (ii) the right to exercise this option as to an eauivalent number of shares of stock of the corporation succeeding the Corporation by reason of such sale, merger, consolidation or liquidation. This option shall not limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, licuidate, sell or transfer all or any part of its business or assets.

     i. This option may be exercised by delivery to the Riverside Group, Inc. Nonqualified Stock Gption Committee, c/o J. Steven Wilson, 10 West Adams Street, Jacksonville, Florida, 32202, or such person and address as the Committee may from time to time direct, all of the following prior to the time when this option expires:

       (i) Notice in writing signed by you or any other person then entitled to exercise this option stating that this option or any portion hereof is exercised; provided this option may not be exercised for fractional shares of Common Stock; and

       (ii)  Payment in full for the shares as to which exercise is made by
       U. S. dollars in cash or by check.

     j. You acknowledge that the interpretation and construction by the Committee of any provisions of the Plan or of this option shall be final and conclusive.

     In the  event that you have any questions regarding this option or the
Plan, please direct your inquires in writing to the Committee.   Further,
please evidence your acceptance of this option and your agreement to be bound by the terms of this letter and the Plan by signing your name in the space provided on the copy of this letter enclosed herein and return it to the Committee, c/o J. Steven Wilson, 10 West Adams Street, Jacksonville, Florida, 32202.

                                        Very truly yours,

                                        NONQUALIFIED STOCK OPTION CONMITTEE



                                        By /s/ J. Steven Wilson
                                          ---------------------





Accepted:

/s/ Kenneth M. Kirschner
------------------------

                                          Date of Grant:  October 2, 1993


                            RIVERSIDE GROUP, INC.
                   NONOUALIFIED STOCK OPTION AGREEMENT


Mr. George Bajalia
7800 Belfort Parkway #100
Jacksonville, Florida 32256

Dear Mr. Bajalia:

     Pursuant to the Riverside Group, Inc. Nonqualified Stock Option Plan adopted by Riverside Group, Inc. (the "Corporation") on November 19, 1985 and amended and restated on February 28, 1989, (the "Plan"), you are hereby notified that the Nonqualified Stock Option Committee of the Corporation (the "Committee") administering the Plan has granted you an option to purchase stock of the Corporation.

     The option granted to you is to purchase 20,000 shares of the $0.10 par value Common Stock of the Corporation ("Common Stock") at the price of $6.00 per share, subject to the terms and conditions herein expressed. The date of grant of this option is the date of this notice, and it is the determination of the Committee that on this date the fair market value of Common Stock is no less than $6.00 per share.

     A copy of the Plan is available at the Corporation's offices during normal business hours for your review, and you can request a copy of the Plan for no charge from the Corporation's Secretary. This option is subject to and governed by the terms of the Plan and any amendments thereto and the terms thereof are hereby incorporated by reference.

     This option is in all respects limited and conditioned as provided in the Plan, and the following:

     a.  Subject to the terms and conditions of this Agreement, this option may be exercised by you, but only by you during your lifetime, at anytime during the period beginning on October 2, 1994 (see below regarding earlier exercise on termination of employment without cause by Wickes Lumber Company ("Wickes")) and ending the date three months after the date you no longer are an employee or director of the Corporation or an affiliated company thereof. "Affiliated company" status is determined by the Committee on the basis of direct or indirect ownership of your employer
     in  relation to  the Corporation.    If Wickes should terminate your
     employment without cause prior to October 2, 1994, then this option shall become immediately exercisable. Wickes has been determined by the Committee to currently be an "affiliated company". Wickes's status as an "affiliated company" will terminate when the Committee determines in its sole discretion that Wickes should no longer be treated as an "affiliated
     company"' of the Corporation and you are given notice thereof.   This
     termination may be a result of a direct or indirect change in ownership of Wickes.

     b. If you become  totally and permanently disabled while  this  option
     is  exercisable by you   this option may be exercised by you at any time
     prior to the date one year after the date of your disability. If you die while this option is exercisable by you, this option may be exercised by the personal representative of your estate, or by the person to whom such right devolves from you by reason of your death, at any time prior to the date one year after the date of your death. The number of shares for which this option is exercisable after your death or disability shall be the same as the number for which this option was exercisable on the date of your death or the date your disability commenced.

     c. Notwithstanding anything to the contrary contained herein, whether this option is exercised by you or by any other party, including your personal representative or heirs after your death, this option must be exercised, if at all, within ten years from the date of grant.

     d. This option is nontransferable, other than in the case of your death according to the terms of your will or the provisions of applicable laws of descent and distribution.

     e. In the event that the right to exercise this option is passed by reason of your death to the personal representative of your estate, or to a person to whom such right devolves by reason of your death, then this option shall be nontransferable in the hands of the personal representative or ofsuch person except that this option may be distributed by the personal representative or administrator to the distributees of your estate as a part of your estate.


     f. This option is subject to the requirement that if at any time the Board of Directors of the Corpora tion shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Common Stock subject to this option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of this option or the issue or purchase ofshares under this option, this option may not be exercised in whole or in part unless such listing registration qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Board of Directors of the Corporation.

     g. You agree to make an election under Section 83(b) of the Internal Revenue Code of 1986 (as amended from time to time) and if the Corporation determines that the Corporation or one of its affiliates may be obligated to withhold for taxes in connection with the exercise of this option or the disposition of the shares of Common Stock received thereunder, you shall pay the Corporation such amount as it determines is necessary to satisfy such withholding obligation and the Corporation agrees the amount paid shall be used to satisfy the withholding of tax obligation.

     h. In the event of an increase or decrease in the number of shares of Common Stock outstanding resulting from a subdivision or consolidation of shares or any other increase or decrease in the number of shares of Common Stock outstanding effected without receipt of consideration by the Corporation the number of shares of Common Stock covered by this option and the price per share thereof shall be equitably adjusted by the Committee to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates. In this event of the sale by the Corporation of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, consolidation or liquidation of the Corporation, the Committee may at the time of adoption of the plan for sale merger, consolidation or liquidation provide for an acceleration of the exercise date of this option for the complete termination of this option or for the continuance of this option only to the extent that it is exercisable as of the date of adoption by the Corporationns Board of Directors of such plan; provided, however that if the Committee provides for continuance of this option, the Committee shall give you either (i) a reasonable time within which to exercise this option prior to the effectiveness of such sale, merger, consolidation or liquidation or (ii) the right to exercise this option as to an equivalent number of shares of stock of the corporation succeeding the Corporation by reason of such sale, merger, consolidation or liquidation. This option shall not limit in any way the right or power of the Corporation to make adjustments reclassification, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     i. This option may be exercised by delivery to the Riverside Group, Inc. Nonqualified Stock Option Committee, c/o J. Steven Wilson, 7800 Belfort Parkway #100 Jacksonville, Florida 32256, or such person and address as the Committee may from time to time direct all of the following prior to the time when this option expires:

       (i)Notice in writing signed by you or any other person then entitled to exercise this option stating that this option or any portion hereof is exercised; provided this option may not be exercised for fractional shares of Common Stock; and

       (ii)Payment in full for the shares as to which exercise is made by U.S. dollars in cash or by check.

     j. You acknowledge that the interpretation and con struction by the Committee of any provisions of the Plan or of this option shall be final and conclusive.

             In the event that you have any questions regarding this option or the Plan please direct your inquires in writing to the Committee.
Further, please evidence your acceptance of this option and your agreement to be bound by the terms of this letter and the Plan by signing your name in the space provided on the copy of this letter enclosed herein and return it to the Committee, c/o J. Steven Wilson, 7800 Belfort Parkway #100, Jacksonville, Florida 32256.

                                        Very truly yours,

                                        NONQUALIFIED STOCK OPTION COMMITTEE


                                        By: /s/ J. Steven Wilson
                                            --------------------
                                            Title:

Accepted:

/s/ George Bajalia
------------------